                                                                  Exhibit 10.104



                              EMPLOYMENT AGREEMENT



     This Employment Agreement ("Agreement") is made and entered into effective as of the 6th day of October, 1997 ("Effective Date") by and between Microelectronic Packaging, Inc. a California corporation ("Company"), and Andrew Wrobel ("Employee").

     WHEREAS, the Company desires to employ Employee and Employee desires to be employed by Company upon all the terms and conditions contained in this Agreement.

     NOW THEREFORE, in consideration of the mutual agreement herein contained, the parties hereto hereby agree as follows:

     1. Employment: Subject to the terms and conditions of this Agreement, the Company hereby employs Employee as President and Chief Executive Officer and in such capacity Employee shall serve as the Company's chief executive officer with full authority and responsibility for the general supervision and management of all the Company's business. Employee will have the responsibilities and duties commensurate with the position of President and Chief Executive Officer of a public company on an on-0going basis. Employee hereby accepts such employment ang agrees to perform the services specified herein, all upon the terms and conditions herein contained. Employee agrees to perform in good faith and to the best of his ability all services which may be required of him hereunder, and to be available to render services at all reasonable times and places in accordance with such reasonable directions, requests, rules and regulations made by the Company in connection with his employment. Employee will be reporting directly to the Board of Directors of the Company.

          1.1   Title: Employee title will be President and Chief Executive
                -----
                Officer. Employee will also be elected as a member of the Board of Directors of the Company (the "Board") at the next meeting of the Board.

     2.   Term:
          ----

          2.1   Initial Term: The term of this Agreement and Employee's
                ------------
                employment hereunder shall commence on Effective Date and, subject to earlier termination as provided in Section 11 hereof, continue for a period of one (1) year ("Employment Period").

          2.2   Extension of term: The term of this Agreement shall
                -----------------
                automatically be extended, unless not less than one (1) year prior to the expiration date, the Company shall have delivered written notice to Employee that the term of this Agreement shall terminate on the expiration date; or Employee, not less than thirty (30) days prior to the expiration date, elects to terminate this Agreement by delivering written notice of such desire to terminate to

                                       1

Company Initials:  /s/  AJM   / Employees Initials:  /s/ A.W.
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                the Company. The extension period hereunder shall be referred to herein as an "Option Period".

     3.   Compensation:
          ------------

          3.1   Salary: Subject to the other terms of this Agreement, Company
                ------
                shall pay and Employee shall be entitled to receive from the Company an annual salary ("Base Salary") of not less than $220,000 for services rendered, paid in equal twice monthly installments. The twice-monthly payment periods are referred to herein as the "Payment Periods". The salary due under this
                Section 3.1 during any Payment Period is referred to herein as the "Installment Amount".

          3.2   Annual Salary Increase: On each anniversary of the effective
                ----------------------
                date of this Agreement, the Employee shall receive an increase of no less than six (6) percent of his annual base salary.

          3.3   Bonus: Employee shall be entitled to the following bonus,
                -----
                payable in cash within ten (10) days after the end of the quarter:

                .  Target Bonus:  A target bonus equal to sixty percent (60%) of
                   ------------
                   Employee's then existing base salary. That bonus will become payable quarterly pro rata upon the Company's achievement of the performance criteria set forth in the business plan to be prepared by Employee for the Company and approved by the Board. However, payment of $25,000 of the target bonus will be paid at the end of the first three (3) months of your employment with the Company, provided that by such date, you have completed the business plan and such plan has been approved by the board.

          3.4   Equity: Employee will be granted a stock option to purchase
                ------
                500,000 shares of the Company's common stock (the "Option"). The exercise price of the Option will be the fair market value of the Company's stock on the date of grant, which is the Effective Date of employment, as determined with reference to the trading price of the common stock.

                The option shares will vest over a three (3) year period measured from the Effective Date, with such stock vesting monthly pro rata over the course of three (3) years. Such options to be exercised within ten (10) years of grant. Upon merger, acquisition, termination of Employment other than for cause, or voluntary termination by Employee, all stock options will vest immediately.

          3.5   Reimbursement of Expenses: During the Term of the Employment
                -------------------------
                Period and each Option Period, if any, employee shall be authorized to incur

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Company Initials:  /s/  AJM   / Employees Initials:  /s/ A.W.
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                reasonable and necessary expenses according to the Company's policy for the purpose of promoting the business of the Company, including, without limitation, expenses for entertainment, travel and similar items, provided such expenses are reasonable and have a business purpose. The company shall reimburse Employee for such expenses upon the presentment by Employee of an itemized accounting of such expenses, including receipts where required by federal tax regulations. Such accounting shall be promptly forwarded to the company.

     4.   Additional Benefits: Throughout the term of the Employment Period and
          -------------------
          each Option Period, if any, Employee shall be entitled to receive executive benefits that are currently provided to executive officers of the Company (i) such benefits or rights as may be provided under any Employee benefit plan approved by the Company from time to time, and (ii) such other benefits and perquisites of employment as a generally made available to other members of management of the Company, including, without limitations, participation in life, medical, disability, retirement and dental insurance plans, and participation in equity incentive and stock plans of the Company.

     5.   Vacation, Sick Leave and Holidays: Employee shall have the right
          ---------------------------------
          during each year of the Employment Period and Option Period, if any, of this Agreement to take an aggregate of fifteen (15) business days of vacation with pay at such time as may be mutually agreed upon by the Company and Employee. In addition, Employee shall be entitled to paid time off for personal illness and for observance of holidays in accordance with the Company's policy as may exist from time to time.

     6.   Devotion of Time: During the term of the Employment Period and each
          ----------------
          Option Period, if any, Employee shall devote full time attention and energies to the business of the Company in order that he may satisfactorily and completely perform his duties hereunder. Except as may be specifically permitted by the Company in writing, Employee shall not be engaged in any other business activity while in the employ of the Company; provided, however, Employee may serve on the Board of directors of other companies without the Company's written consent. The foregoing shall not be construed as preventing Employee from making passive investments in other businesses or enterprises; provided, however, that such investments will not require services on the part of Employee which would in any way impair the performances of his duties under this Agreement and, provided further, that such other businesses or enterprises are not engaged in any business competitive with the business of the Company as of the time at which such investments made, or shall the foregoing be construed as requiring the divestiture of any investment made, or shall the foregoing be construed as requiring the divestiture of any investment made by Employee prior to the date hereof. The foregoing shall in no way limit the application of corporate policy generally applicable to employees in comparable positions.

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Company Initials:  /s/  AJM   / Employees Initials:  /s/ A.W.
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

 7.  Directors and Officer Liability Insurance: The Company and Employee
     -----------------------------------------
     understand and agree that it is the mutual intent of the parties that the Company agrees to use its best effort to obtain directors and officers liability insurance in a form acceptable to Employee at the earliest practicable time.

 8.  Disclosure to Company Inventions as Sole Property of Company: Employee
     ------------------------------------------------------------
     agrees promptly to disclose to Company all inventions, ideas, discoveries, improvements, trade secrets, formulae, techniques, processes' developments, know-how, writings, computer programs, and other intellectual property (hereinafter collectively referred to as the "Inventions"), whether or not patentable or copyrightable and whether or not reduced to practice, conceived, made or learned by Employee during the period of his employment, whether alone or jointly with others, which relate to or result from the actual or anticipated business, work, research, or investigations of Company or which result to any extent from use of Company's premises, resources, property or facilities.

     Employee acknowledges and agrees that all inventions (including all patents rights and rights of copyright therein) shall be the sole property of Company or such other person or entity as may be designated by Company, and Employee hereby assigns and agrees to take all reasonable steps to assign to company Employee's entire right and interest in and to all the Inventions provided that any such assignment or agreement to assign complies with the provisions of Section 2870 of the California Labor Code.

     Further, Company or its designee shall be the sole owner of all domestic and foreign rights pertaining to the Inventions. Employee agrees to assist Company in every reasonable way (at Company's expense) to obtain, register and enforce patents and copyrights on the Inventions in any and all countries, and to execute all documents and do all other things reasonably
     ---------
     necessary and appropriate to vest more fully in Company all right, title, and interest, including copyrights and patent rights, in and to the Inventions. Employee's obligation to assist Company in obtaining, registering and enforcing patents and copyrights shall survive termination of Employee's employment, but Company shall compensate Employee at reasonable rate after such termination for the time actually spent by Employee at Company's request for such assistance.

 9.  Key Man Life Insurance: Employee agrees that key man life insurance may be
     ----------------------
     required by a future investor, Employee will cooperate with Company in obtaining said insurance.

10.  Restrictive Covenants:
     ---------------------

     10.1  Non-Competition: During the term of the Employment Period and each
           ---------------
           Option Period, if any, Employee shall not, directly or indirectly, carry on or

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Company Initials:  /s/  AJM   / Employees Initials:  /s/ A.W.
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

      be engaged or otherwise take part in or render service to any person (other than the Company, its officers, directors, shareholders, employees, and affiliates or any subsidiary of the Company or such persons) who or which is engaged in any business of a type now or hereafter (but during the Employment Period, and each Option Period), in competition with the Company. Without limiting the generality of the foregoing provisions of this Section 8.1, Employee shall be deemed to be engaged in a particular business if he is an owner, proprietor partner, stockholder, officer, employee, independent contractor, director or joint venture of, or a consultant to, any person who or which is directly or indirectly engaged in such a business. The restrictions of this Section 10.0 prohibit ownership in a competitive business shall not apply to (i) any ownership or interest held by Employee at the time of execution of this Agreement,
      (ii) any ownership, directly or indirectly, of not more than five percent (5%) of any class of equity securities of a corporation, provided such class of equity security is registered under the Securities Exchange Act of 1934, or (iii) any investment in real property (whether made directly or through the vehicle of partnership, corporation, investment trust or other entity), provided that no entity in competition with the Company may be a lessee of some or all of such real property. For the purpose of this
      Section 10.1, the Business of the Company shall include only any business involved in the development and/or manufacture of interconnect components.

10.2  Delivery of Records:  Upon demand and/or termination of Employee's
      -------------------
      employment with the Company, whichever occurs first, Employee shall deliver to the Company all papers, documents, writing, books, records, lists of customers and investors, brochures and other property belonging to the Company or produced by him or coming into his possession by or through his employment or relating to the confidential knowledge, information or facts described in Section 10.3 hereof and Employee agrees that all such materials will at all times remain the property of the Company. The provisions of this Section 10.2 shall survive the termination of this Agreement.

10.3  Confidentiality:  Except in the course of the Company's business, Employee
      ---------------
      shall not at any time during or after his employment with the Company, reveal, divulge or make known to any person, firm or corporation outside Company, any confidential knowledge or information or any confidential facts concerning any customers, methods, developments, schedules, lists, plans or other confidential information, knowledge or facts of or relating to the business of the Company and will retain all confidential knowledge and information which he has acquired or which he will acquire during his employment therewith relating to such costumers, method, developments, schedules, lists or plans and the business of the Company for the sole benefit of the Company, its successor and assigns, provided,

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Company Initials:  /s/  AJM   / Employees Initials:  /s/ A.W.
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

           however, that this restriction shall not apply to any knowledge, information or fact held by or known to Employee which is generally available from sources other than Employee for a period of five (5) years. The provisions of Section 10.3 shall survive the termination of this Agreement.

     10.4  Specific Performance:  Employee acknowledges that a remedy at low for
           --------------------
           any breach or attempted breach of Section 10.2 and 10.3 of this Agreement may be inadequate and agrees that Company shall be entitled to specific performance and injunctive and other equitable relief in case of any such breach or attempted breach, and further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or any other equitable relief. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available to the Company for such breach or threatened breach, including recovery of damages from Employee. In the event the Company brings action to enforce its rights hereunder, Employee shall pay all the Company's court costs and legal fees and expenses arising out of such action if the Company prevails in such action, and the Company shall pay all of Employee's court costs and legal fees and expenses arising out of such action if Employee prevails in such action.

     10.5  Reasonableness:  In the event any court shall finally hold that the
           --------------
           time or territory or any other provision of this Section 10 constitutes an unreasonable restriction against Employee, the provisions hereof shall not be rendered void but shall apply as to such time, territory and other provisions to such extent as such court may judicially determine or indicate constitutes a reasonable restriction under the circumstances involved.

11.  Termination:
     -----------

     11.1  Termination by the Company or Employee:  This Agreement may be
           --------------------------------------
           terminated for any reason at any time by either party during the Employment Period or Option Period, if any, upon thirty (30) days written notice to the other party, provided, however, that unless Employee is terminated "for cause", as set forth below, or Employee voluntarily terminates this Agreement other than for "good reason", and except as provided in Sections 11.2 and 11.3 hereof, Employee shall be entitled to be paid for one (1) year his aggregate salary within five business days of Employee's termination. For purposes of determining Employee's aggregate salary, Employee shall receive payment of his Base Salary at the highest annual salary level plus any accrued, but unpaid bonus amounts already earned as of the termination date.

           Severance:  In case of termination by the Company for reasons other
           ---------
           than "cause" or if Employee voluntarily terminates this Agreement for "good

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Company Initials:  /s/  AJM   / Employees Initials:  /s/ A.W.
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          reason", the Company agrees to pay Employee on (1) year continuation of Employee aggregate salary within five (5) business days of termination. The Company will make Employee's COBRA payments for twelve (12) months following such termination.

          In the event, however, that Employee is terminated "for cause", he shall be entitled to no further compensation.

          (a) For purposes of this Agreement, "for causes" shall mean (i) the willful and continued failure by Employee to substantially perform his duties hereunder (other than such failure resulting from Employee's incapacity due to physical or mental illness) after written demand for substantial performance is approved by the Board of Directors and delivered by the Company that specifically identifies the manner in which the Company believes Employee has not substantially performed his duties; or (ii) the conviction of Employee of any felony. For purposes of this Agreement, no act, or failure to act, on Employee's part shall be considered "willful" unless done, or omitted to be done, by Employee not in good faith and without reasonable belief that such action or omission was in the best interest of the Company. Notwithstanding anything to the contrary in the foregoing, no termination or other action shall be considered to be for cause under this agreement unless (x) Employee first shall have received notice setting for the reasons for the Company's intention to terminate or take other action and (y) within fifteen (15) days after delivery of such notice, Employee has not remedied the circumstances constituting the basis for the proposed "for cause" termination, provided, however, if more than fifteen (15) days are reasonably needed to remedy such circumstances, Employee shall have the number of additional days as, are reasonable to effectuate such remedy but in no case greater than thirty (30) additional days and (z) within thirty (30) days after the expiration of the period during which Executive may remedy such circumstances Employee shall have been provided an opportunity to appear, accompanied by counsel, and be heard before the Board, and the Board shall have duly adopted by an authorized action of the Board, and provided to Employee, a resolution finding that in the good faith option of the Board, Employee was guilty of conduct constituting "cause", as set forth above, and specifying the particulars thereof in detail.

          (b) For purposes of this Agreement, "good reason" shall mean (i) without Employee's written consent (A) the failure of the Company to vest Employee with the powers and authority of the Company's President and Chief Executive Officer, (B) and removal of

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Company Initials:  /s/  AJM   / Employees Initials:  /s/ A.W.
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                 Employee from or failure to re-elect Employee to such offices other than for cause or (C) the assignment to Employee of any duties substantially inconsistent with those customarily performed by a company's President and Chief Executive Officer,
                 (ii) the failure of the Employee to serve as a member of the Board for any reason other than a voluntary resignation by Employee or his removal for cause, (iii) the failure of the Company to nominate Employee for election as a director of the Company at any election unless Employee declines to stand for election, (iv) the failure by the Company, without Employee's written consent, to include Employee as a participant in any bonus plans as provided in this Agreement, (v) the failure of the Company to obtain from any successor or assignee of all or substantially all of the business of the Company, before the succession or assignment takes place, an agreement to assume and perform this Agreement, (vi) any purported termination of Employee's employment for cause which is not effected pursuant to a notice described in this Agreement, or (vii) the failure of the Company to comply with any material provision of this Agreement.

     11.2  Termination by Employee: In the event that Employee voluntarily
           -----------------------
           terminates this Agreement other than for "good reason", he shall be entitled to the following compensation:

           (a)   Employee shall be entitled to the Base Salary due under Section
                 3.1 and any accrued but unpaid bonus payments and Equity provided for in Sections 3.2, 3.3, and 3.4 of this Agreement.

     11.3  Termination by Death or Disability: The parties hereto mutually agree
           ----------------------------------
           that although, pursuant to Section 4, Employee will be offered participation in any disability plan the Company might enter, providing, for the security of one's family in the event of one's demise or disability ultimately is a personal responsibility. Accordingly, this Agreement and the Company's obligations to Employee and Employee's heirs hereunder shall terminate upon the death or disability of Employee, other than to pay unpaid salary and bonus, if any, that shall have accrued as of the date of said death or disability, subject to the following provisions:

           (a) Death: To the extent that any future investor might require the Company to purchase a key man life insurance policy under
                 Section 9 above, Company shall make available to Employee the opportunity to purchase a rider under said policy for the benefit of Employee's designee(s).

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Company Initials:  /s/  AJM   / Employees Initials:  /s/ A.W.
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          (b) Disability: If and only if Company obtains disability insurance covering Employee, Company agrees to pay to Employee Employee's Base Salary from the date of Employee's disability until such time as the disability insurance payments commence, for a period not to exceed three months.

12.  Notices: All notices or other communications required or permitted by this
     -------
     Agreement or by law to be given by any party hereto shall be in writing. All such notices and communications shall be deemed duly served and given to the other party when delivered by hand, if personally delivered, when answered back, if telexed, when receipt is acknowledged, if telecopied; and five (5) calendar days after mailed, if sent by registered or certified mail with return receipt. For purposes hereof, notices and other communications hereunder shall be directed to the parties hereto at the following address:

              (a) To the Company:

                  Microelectronic Packaging, Inc.
                  9350 Trade Place
                  San Diego, CA 92126

              (b) To Employee:

                  Andrew Wrobel
                  2241 Calle Tiara
                  La Jolla, California 92037

     Any party hereto may change its address for the purpose of receiving notices and other communications as herein provided by a written notice given in the manner aforesaid to the other party or parties hereto.

13.  Applicable Law: This Agreement shall, in all respects, be construed,
     --------------
     interpreted and enforced in accordance with and governed by the internal substantive laws of the State of California applicable to agreements executed and to be wholly performed within the State of California, without regard to choice of law rules thereof.

14.  Severability: Any provision in this Agreement which is illegal, invalid or
     ------------
     unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent to such illegality, invalidity or unenforceability without invalidating the remaining provisions hereof or affecting the legality, validity or enforceability of such provision in any other jurisdiction. The parties hereto agree to negotiate in good faith to replace any illegal, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that, to the extent possible, will preserve the economic bargain of this Agreement, or otherwise to

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Company Initials:  /s/  AJM   / Employees Initials:  /s/ A.W.
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     amend this Agreement, including the provision relating to choice of law, to achieve such result.

15.  Modification or Amendment.  No amendment, change or modification of this
     -------------------------
     Agreement shall be valid unless in writing and signed by all the parties hereto.

16.  Successors and Assigns:  This Agreement and the rights, interests and
     ----------------------
     obligations hereunder may not be assigned by Employee. Neither Employee nor his spouse shall have any right to commute, encumber or dispose of any right to revive payments hereunder, it being the intention of the parties that such payments and the right hereto are non-assignable and non-transferable. All of the terms and provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto, their respective heirs, personal representatives, permitted assigns and successors in interest.

17.  Time of the Essence:  Time of the essence of this Agreement and all of the
     -------------------
     terms, provisions, covenants and conditions hereof.

18.  Entire Agreement:  This document constitutes the entire understanding and
     ----------------
     agreement of the parties with respect to the subject matter of this Agreement, and any and all prior agreements, understand or representations are hereby terminated and canceled in their entirety and are of not further force or effect.

19.  Captions:  The captions set forth in this Agreement are for convenience
     --------
     only and shall not be considered as part of this agreement or as in any way limiting or amplifying the terms and provisions hereof.

20.  Counterparts:  This Agreement may be executed in multiple original
     ------------
     counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                         Company:

                                         Microelectronic Packaging, Inc.

                                         By:      /s/ Alfred Jay Moran, Jr.
                                             -----------------------------------
                                             Alfred J. Moran, Jr.
                                             President & Chief Executive Officer


                                         Employee:

                                                  /s/ Andrew Wrobel
                                             -----------------------------------
                                             Andrew Wrobel 10/7/97

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Company Initials:  /s/  AJM   / Employees Initials:  /s/ A.W.
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